                       PIEDMONT NATURAL GAS COMPANY, INC.

                               4,250,000 Shares*

                                  Common Stock
                                 (no par value)

                             Underwriting Agreement

                                                                January 20, 2004

Merrill Lynch, Pierce, Fenner & Smith
    Incorporated
as representative of the several underwriters
SunTrust Capital Markets, Inc.
BB&T Capital Markets, a division of
    Scott & Stringfellow, Inc.
Davenport & Company LLC
Edward D. Jones & Co., L.P.
Janney Montgomery Scott LLC

c/o  Merrill Lynch, Pierce, Fenner & Smith
    Incorporated
4 World Financial Center
New York, NY 10080

Dear Sirs:

               Piedmont Natural Gas Company, Inc., a North Carolina corporation (the "Company"), proposes to sell to the Several Underwriters in Schedule I hereto (the "Underwriters"), 4,250,000 shares of Common Stock, no par value ("Common Stock"), of the Company (said shares to be issued and sold by the Company being hereinafter called the "Underwritten Securities"). The Company also proposes to grant to the Underwriters an option to purchase up to 637,500 additional shares of Common Stock (the "Option Securities"; the Option Securities, together with the Underwritten Securities, being hereinafter called the "Securities").

        1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1. Certain terms used in this Section 1 are defined in paragraph (c) hereof.

        (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act") and has filed with the Securities and Exchange Commission (the "Commission") two registration statements (file numbers 333-62222 and 333-


_____________________
*PLUS an option to purchase from Piedmont Natural Gas Company, Inc. up to 637,500 additional shares to cover over-allotments.

106268) on such Form, including a related prospectus, for the registration under the Act of the offering and sale of debt and equity securities including the Securities, and such registration statements have become effective. The Company has also filed one or more amendments or supplements thereto, including the related preliminary prospectus supplement with respect to the Securities, each of which has been furnished to you and any such amendment has become effective. No stop order suspending the effectiveness of the registration statements has been issued, and no proceeding for that purpose has been instituted or threatened by the Commission. The Company has prepared and will file with the Commission a final prospectus supplement relating to the Securities in accordance with Rules 415 and 424(b). The Company has previously delivered to you and counsel for the Underwriters copies of the registration statements and prospectus, any such amendment or supplement, including the preliminary prospectus supplement with respect to the Securities and all documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Agreement. As filed, the registration statements, as amended at the Effective Date, the prospectus and form of final prospectus supplement with respect to the Securities, or such final prospectus supplement, except to the extent the Underwriters shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. If the Registration Statements contain the undertaking specified by Regulation S-K Item 512(x), the Registration Statements, at the Execution Time, meet the requirements set forth in Rule 415(a)(1)(x).

        (b) On the Effective Date, each part of the Registration Statements did or will, and when the Preliminary Prospectus was filed with the Commission and when the Prospectus is first filed (if required) in accordance with Rule 424(b), on the Closing Date (as hereinafter defined) and on any settlement date pursuant to Section 3(c) hereof, the Preliminary Prospectus and the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Act and the Securities Exchange Act of 1934 (the "Exchange Act") and the respective rules thereunder; on the Effective Date, each part of the Registration Statements did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; the Preliminary Prospectus, on the date of filing with the Commission did not and, on the Closing Date and on any settlement date pursuant to Section 3(c) hereof, will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and, at the Execution Time, the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b), on the Closing Date and on any settlement date pursuant to Section 3(c) hereof, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statements or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter specifically for use in connection with the preparation of the Registration Statements, the Preliminary Prospectus or the Prospectus (or any supplement thereto).

        (c) The documents incorporated or deemed to be incorporate by reference in the Registration Statements and the Prospectus when they became effective or at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Act, the Exchange Act, and the Rules and Regulations.

        (d) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "Effective Date" shall mean each date that the Registration Statements and any post-effective amendment or amendments thereto became or become effective. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Preliminary Prospectus" shall mean the prospectus included in the Registration Statements and the preliminary prospectus supplement relating to the Securities referred to in paragraph (a). "Prospectus" shall mean the prospectus included in the Registration Statements and the prospectus supplement relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time, or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus and the prospectus supplement relating to the Securities included in the Registration Statements at the Effective Date. "Registration Statements" shall mean the registration statements referred to in paragraph (a) above including incorporated documents, exhibits and financial statements, as amended at the Execution Time and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall also mean such registration statements as so amended. "Rule 415", "Rule 424", and "Regulation S-K" refer to such rules or regulation under the Act. Any reference herein to the Registration Statements, a Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statements or the issue date of such Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statements, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statements, or the issue date of any Preliminary Prospectus or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

        (e) The financial statements of the Company and its consolidated subsidiaries included or incorporated in the Registration Statements and the Prospectus fairly present the financial condition of the Company and its subsidiaries as of the dates indicated and the results of operations and cash flows for the periods therein specified; said financial statements have been prepared in conformity with accounting principles generally accepted in the United States consistently applied throughout the periods involved (except as otherwise stated therein). The pro forma financial statements and the related notes thereto included or incorporated in the Registration Statements and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

        (f) The Company and each of its significant subsidiaries within the meaning of Regulation S-X (individually a "Subsidiary" and collectively the "Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business.

        (g) The Company and its subsidiaries have all necessary franchises or permits for natural gas operations in all communities now served, except as set forth in the Registration Statements and except where the failure to be so authorized by franchise or permit does not materially affect the right of the Company or such subsidiary to the use of its properties or the conduct of its business; and the franchises of the Company and its subsidiaries referred to in the Registration Statements are good and valid except for and subject only to such defects as may be set forth or referred to in the Registration Statements, and such others as do not materially affect the right of the Company or such subsidiary to the use of its properties or the conduct of its business, and said franchises impose no materially burdensome restrictions.

        (h) All outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and any other security interests, claims, liens or encumbrances.

        (i) The Company's authorized equity capitalization is as set forth in the Prospectus; the capital stock of the Company conforms to the description thereof contained in the Prospectus; all outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable; the Securities have been duly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and nonassessable; on the Closing Date the Securities will be duly authorized for listing, subject to official notice of issuance, on the New York Stock Exchange; the certificates for the Securities are in valid and sufficient form; and no securityholder of the Company is entitled to preemptive or other rights to subscribe for the Securities.

        (j) There is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries of a character required to be disclosed in the Registration Statements which is not adequately disclosed in the Prospectus, there is no statute required to be described in the Prospectus that is not described as required, and there is no franchise, contract or other document of a character required to be described in the Registration Statements or Prospectus, or to be filed as an exhibit, which is not described or filed as required, and the description in the Registration Statements and Prospectus of statutes, legal and governmental proceedings, contracts and other documents are accurate and fairly present the information required to be shown.

        (k) This Agreement has been duly authorized, executed and delivered by the Company.

        (l) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals as have been obtained.

        (m) Neither the issue and sale of the Securities, nor the consummation of the other transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach of, or constitute a default under the Articles of Incorporation or By-Laws of the Company or the terms of any indenture or other agreement or instrument to which the Company or any of its subsidiaries is a party or bound, or any statute, rule, order or regulation applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries; and the Company has full power and authority to authorize, issue and sell the Securities as contemplated by this Agreement.

        (n) No holders of securities of the Company have rights to the registration of such securities under the Registration Statements.

        (o) Except as described in the Registration Statement and except as would not, singularly or in the aggregate, result in a material adverse effect on the condition of the Company or in its financial position or results of operations:

                (i) the business, assets and properties of the Company are and have been operated and maintained in compliance with all applicable federal, state, city, county and local environmental protection laws and regulations (collectively, the "Environmental Laws");

                (ii) no event has occurred which, with or without the passage of time or the giving of notice, or both, would constitute non-compliance by the Company with, or a violation by the Company of, the Environmental Laws; and

                (iii) the Company has not caused or permitted to exist, as a result of an intentional or unintentional act or omission, a disposal, discharge or release of solid wastes, pollutants or hazardous substances, on or from any site which currently is or formerly was owned, leased, occupied or used by it in violation of the Environmental Laws.

        (p) Except as described in the Registration Statement and except as would not, singularly or in the aggregate, result in a material adverse effect on the condition of the Company or in its financial position or results of operations, (a) no labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, and (b) the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary's principal suppliers, manufacturers, customers or contractors.

        (q) The Company is a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended (the "Holding Company Act") that is exempt from all provisions of the Holding Company Act, except Section 9(a)(2) thereof, by order of the Commission pursuant to Section 3(a)(5) thereof. Neither the execution, delivery and performance by the Company of this Agreement or the issuance of the Securities violates any provision of the Holding Company Act or any rules or regulations thereunder.

        2. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations, warranties and agreements herein set forth, the Company agrees to issue and sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a purchase price of $42.50 per share, the amount of the Underwritten Securities set forth opposite such Underwriter's name in Schedule I hereto. Delivery of certificates for the Underwritten Securities, and payment therefor, shall be made as provided in Section 3 hereof.

        (b) Subject to the terms and conditions and in reliance upon the representations, warranties and agreements herein set forth, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to 637,500 shares of Option Securities at the same purchase price per share as the Underwriters shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Prospectus upon written or facsimile notice by Merrill Lynch, Pierce, Fenner & Smith Incorporated acting on behalf of the Underwriters (the "Representative"), to the Company setting forth the number of shares of the Option Securities as to which the several Underwriters are exercising the option and the settlement date. Delivery of certificates for the shares of Option Securities, and payment therefor, shall be made as provided in Section 3 hereof. The number of shares of the Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

        3. Delivery and Payment. (a) Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third business day prior to the Closing Date) shall be made at 10:00 A.M., New York City time, on January 23, 2004, or such later date (not later than January 30, 2004) as the Underwriters shall designate, which date and time may be postponed by agreement between the Underwriters and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representative for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representative of the purchase price thereof to or upon the order of the Company by the method and in the funds set forth in Schedule II hereto. Delivery of the Underwritten Securities and the Option Securities shall be made at such location as the Representative shall reasonably designate at least one business day in advance of the Closing Date and payment for such Securities shall be made at the offices of Orrick, Herrington & Sutcliffe LLP, 666 Fifth Avenue, New York, New York 10103. Certificates for the Securities shall be registered in such names and in such denominations as the Underwriters may request not less than three full business days in advance of the Closing Date.

        (b) The Company agrees to have the Securities available for inspection, checking and packaging by the Underwriters in New York, New York, not later than 1:00 P.M. on the business day prior to the Closing Date.

        (c) If the option provided for in Section 2(b) hereof is exercised after the third business day prior to the Closing Date, the Company will deliver (at the expense of the Company) to the Representative, at the offices of Orrick, Herrington & Sutcliffe LLP specified above or through the facilities of The Depository Trust Company, on the date specified by the Representative (which shall be within three business days after exercise of said option), certificates for the Option Securities in such names and denominations as the Underwriters shall have requested against payment of the purchase price thereof to or upon the order of the Company by the method and in the funds set forth in Schedule II hereto. If settlement for the Option Securities occurs after the Closing Date, the Company will deliver to the Underwriters on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

        4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Prospectus.

        5. Agreements. The Company agrees with the several Underwriters that:

        (a) The Company will use its best efforts to cause the Registration Statements, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment to the Registration Statements or supplement to the Prospectus unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object (other than any prospectus supplement relating to the offering of other securities registered under the Registration Statements, which offering shall be in accordance with the provisions of Section 5(f) hereof, or any document required to be filed under the Exchange Act that upon filing is deemed to be incorporated by reference therein). Subject to the foregoing sentence, if filing of the Prospectus is required under Rule 424(b), the Company will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representative of such timely filing. The Company will promptly advise the Underwriters (i) when any amendment to the Registration Statements, if not effective at the Execution Time, shall have become effective,
(ii) when the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b), (iii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statements shall have been filed or become effective, (iv) of any request by the Commission for any amendment of a Registration Statement or supplement to the Prospectus or for any additional information, (v) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof. The Company will prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statements or Prospectus that, in your reasonable opinion, may be necessary or advisable in connection with the distribution of the Securities by the Underwriters.

        (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statements or supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will prepare and file with the Commission (at the expense of the Company), subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance.

        (c) As soon as practicable, but in any event not later than 15 months after the end of the Company's current fiscal quarter, the Company will make generally available to its security holders and to the Underwriters an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

        (d) The Company will furnish to the Underwriters and counsel for the Underwriters, without charge, copies of the Registration Statements (including exhibits thereto), so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, all amendments and supplements to the Registration Statements or Prospectus that are filed with the Commission and as many copies of each Preliminary Prospectus and the Prospectus and any supplement thereto as the Underwriters may reasonably request.

        (e) The Company will arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Underwriters may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities.

        (f) The Company will not, for a period of 120 days following the Execution Time, without the prior written consent of the Underwriters, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any other shares of Common Stock or any securities convertible into, or exchangeable for, shares of Common Stock; provided, however, that the Company may issue and sell Common Stock pursuant to any employee stock option plan, stock ownership plan or dividend reinvestment and stock purchase plan of the Company in effect at the Execution Time and the Company may issue Common Stock issuable upon the conversion of securities or the exercise of warrants outstanding at the Execution Time.

        (g) The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay all authorized expenses incident to the performance of its obligations hereunder, will pay the expenses of printing all documents relating to the offering, and will reimburse the Underwriters (a) for any expenses (including fees and disbursements of counsel) incurred by them in connection with the matters referred to in Section 5(e) hereof and the preparation of memoranda relating thereto and for any filing fee of the National Association of Securities Dealers, Inc. relating to the Securities and (b) to the extent such expenses are incurred by the Underwriters, the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the Securities.

        (h) The Company will apply the net proceeds from the sale of the Securities as set forth in the Prospectus and Prospectus Supplement.

        6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3(c) hereof, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

        (a) If the Registration Statements have not become effective prior to the Execution Time, unless the Underwriters agree in writing to a later time, the Registration Statements will become effective not later than (i) 6:00 P.M. New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 P.M. New York City time on such date or (ii) 12:00 Noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 P.M. New York City time on such date; if filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statements or any part thereof shall have been issued and no proceedings for that purpose shall have been instituted or threatened by the Commission and any request of the Commission for additional information (to be included in the Registration Statements or the Prospectus or otherwise) shall have been complied with to your satisfaction.

        (b) No Underwriter shall have advised the Company that the Registration Statements or the Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact that in your opinion is material, or omits to state a fact that in your opinion is material and is required to be stated therein or is necessary to make the statements therein not misleading.

        (c) Except as contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statements and the Prospectus, there shall not have been any change, on a consolidated basis, in the capital stock, long-term debt of the Company and its subsidiaries, or any adverse change, or any development involving a prospective adverse change, in the condition (financial or other), business, prospects, net worth or results of operations of the Company and its subsidiaries, or any downgrading in the rating assigned to any securities of the Company, by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) of the Act) or any public announcement that any such organization has under surveillance or review its ratings of any debt securities of the Company (other than any announcement with positive implications of a possible upgrade, and no implication of a possible downgrading, of such rating).

        (d) At the Closing Date and any settlement date pursuant to Section 3(c) hereof, the Company shall have furnished to the Underwriters the opinion of Nelson, Mullins, Riley & Scarborough, L.L.P., counsel to the Company, dated such date, to the effect that:

                (i) the Company and each of its Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business;

                (ii) the Company and its subsidiaries have all necessary franchises or permits for natural gas operations in all communities now served, except as set forth in the Registration Statements and except where the failure to be so authorized by franchise or permit does not, in the opinion of such counsel, materially affect the right of the Company or such subsidiary to the use of its properties or the conduct of its business; and the franchises of the Company and its subsidiaries referred to in the Registration Statements are good and valid except for and subject only to such defects as may be set forth or referred to in the Registration Statements, and such others as do not, in the opinion of such counsel, materially affect the right of the Company or such subsidiary to the use of its properties or the conduct of its business, and said franchises impose no materially burdensome restrictions;

                (iii) all outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable, and, except as otherwise set forth in the Prospectus, all outstanding shares of capital stock of the Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the best knowledge of such counsel, any other security interests, claims, liens or encumbrances;

                (iv) the Company's authorized equity capitalization is as set forth in the Prospectus; the capital stock of the Company conforms to the description thereof contained in the Prospectus; all outstanding shares of Common Stock, the Underwritten Securities and any Option Securities being delivered on the date of such opinion have been duly authorized and validly issued and are fully paid and nonassessable; any Option Securities to be delivered after the date of such opinion have been duly authorized, and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and nonassessable; the Securities have been duly authorized for listing, subject to official notice of issuance, on the New York Stock Exchange; the certificates for the Securities are in valid and sufficient form; and no securityholder of the Company is entitled to preemptive or other rights to subscribe for the Securities;

                (v) The documents incorporated by reference in the Prospectus (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which such counsel expresses no opinion), when they were filed with the Commission complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder;

                (vi) to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries of a character required to be disclosed in the Registration Statements by Item 103 of Regulation S-K which is not adequately disclosed in the Prospectus, there is no statute required to be described in the Prospectus that is not described as required, and to the best of such counsel's knowledge there is no franchise, contract or other document of a character required to be described in the Registration Statements or Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the descriptions in the Registration Statements or Prospectus, of statutes, legal and governmental proceedings, and other matters of law (other than (i) descriptions under the caption "Material United States Federal Income Tax Consequences" and "Material United States Tax Consequence to Non-U.S. Holders of Common Stock" in the Prospectus and (ii) the matters covered by the opinion required by Section 6(d)(ii) herein), the Company's certificate of incorporation and bylaws, contracts and other documents are correct in all material respects and fairly present the information required to be shown;

                (vii) the Registration Statements have become effective under the Act; any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b) pursuant to the subparagraph of Rule 424(b) specified in such opinion; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statements or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act; the Registration Statements and the Prospectus comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; and such counsel has no reason to believe that at the Effective Date the Registration Statements contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Preliminary Prospectus or the Prospectus, as of its date or as of date of such opinion, included any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Registration Statements, the Preliminary Prospectus or the Prospectus and that such counsel may rely solely on certificates of officers of the Company with respect to statistical data contained in the Registration Statements, the Preliminary Prospectus or the Prospectus;

                (viii) this Agreement has been duly authorized, executed and delivered by the Company;

                (ix) no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

                (x) neither the issue and sale of the Securities, nor the consummation of the other transactions herein contemplated nor the fulfillment of the terms hereof will conflict with, result in a breach of, or constitute a default under the Articles of Incorporation or By-Laws of the Company or the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is a party or bound, or any statute, rule, order or regulation known to such counsel to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries; and the Company has full corporate power and authority to authorize, issue and sell the Securities as contemplated by this Agreement;

                (xi) no holders of securities of the Company have rights to the registration of such securities under the Registration Statements; and

                (xii) the Company is a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended (the "Holding Company Act") that is exempt from all provisions of the Holding Company Act, except Section 9(a)(2) thereof, by order of the Commission pursuant to Section 3(a)(5) thereof. Neither the execution, delivery and performance by the Company of this Agreement or the issuance of the Securities violates any provision of the Holding Company Act or any rules or regulations thereunder.

        In rendering such opinion, such counsel may (A) state, except as to certain matters involving the absence of the need to obtain the approvals of the South Carolina Public Service Commission and the Tennessee Regulatory Authority for the transactions contemplated herein, its opinion is limited to the federal laws of the United States and the laws of the State of North Carolina and (B) rely, as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. In addition, the opinion to be delivered pursuant to Section 6(d)(ii) and 6(d)(v) may be given by Martin Ruegsegger, Vice President, Corporate Counsel and Secretary of the Company, in lieu of Nelson, Mullins, Riley & Scarborough, L.L.P.

        (e) On the Closing Date and any settlement date pursuant to Section 3(c) hereof, the Underwriters shall have received from Orrick, Herrington & Sutcliffe LLP, counsel for the Underwriters, such opinion or opinions, dated such date, with respect to the issuance and sale of the Securities, the Registration Statements, the Prospectus (together with any supplement thereto) and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering their opinion, such counsel may rely upon the opinion of Nelson, Mullins, Riley & Scarborough, L.L.P., referred to above as to all matters governed by North Carolina law.

                  (f) On the Closing Date and any settlement date pursuant to
Section 3(c) hereof, the Company shall have furnished to the Underwriters a certificate of the Company, signed by the President and Chief Executive Officer or a Vice President and by the principal financial or accounting officer of the Company, dated such date, to the effect that the signers of such certificate have carefully examined the Registration Statements, the Prospectus, any supplement to the Prospectus and this Agreement and that:

                           (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the date of such certificate with the same effect as if made on such date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date;

                           (ii) no stop order suspending the effectiveness of the Registration Statements have been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                           (iii) since the date of the most recent financial statements included in or incorporated into the Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth or contemplated in the Prospectus (exclusive of any supplement thereto).

                  (g) At the Execution Time, at the Closing Date and at any settlement date pursuant to Section 3(c) hereof, Deloitte & Touche LLP shall have furnished to the Underwriters a letter or letters, dated such date, in form and substance satisfactory to the Underwriters, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

                           (i) in their opinion the audited financial statements and financial statement schedules included or incorporated in the Registration Statements and the Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                           (ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS 71, Interim Financial Information, on the unaudited financial statements included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus;

                           (iii) on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and the audit committee of the Company and the Subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries, nothing came to their attention which caused them to believe that:

                                    (A) any material modifications should be
                  made to the unaudited financial statements, if any, included or incorporated by reference in the Prospectus, for them to be in conformity with accounting principles generally accepted in the United States;

                                    (B) the unaudited financial statements, if
                  any, included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act and the published rules and regulations of the Commission thereunder;

                                    (C) the unaudited capsule information, if
                  any, included in the Prospectus does not agree with the amounts set forth in the unaudited consolidated financial statements from which such capsule information was derived or was not determined on a basis substantially consistent with that of the audited financial statements included in the Prospectus;

                                    (D) the unaudited pro forma consolidated
                  condensed financial statements, if any, included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act and the published rules and regulations of the Commission thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                                    (E) at the date of the latest available
                  balance sheet read by such accountants, or at a subsequent specified date not more than five days prior to the date of such letter, there was any change in the Common Stock (except for the issuance of Common Stock under the Company's Employee Stock Purchase Plan and Dividend Reinvestment and Stock Purchase Plan and the Executive Long-Term Incentive Plan) or any increase in short-term indebtedness or consolidated long-term debt or, at the date of the latest available balance sheet read by such accountants, there was any decrease in total consolidated stockholders' equity of the Company and consolidated subsidiaries or any decrease in consolidated net assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                                    (F) for the period from the date of the
                  latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year, in consolidated revenues, consolidated operating income or net income (on an actual and per share basis);

                  except in all cases set forth in clauses (E) and (F) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                           (iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Prospectus (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

                           All financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed included in the Prospectus for purposes of this subsection. References to the Prospectus in this paragraph (g) include any supplement thereto at the date of the letter.

                  (h) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statements (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (g) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) of this paragraph (h), is, in the judgment of the Representative, so material and adverse as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statements (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto).

                  (i) Prior to the Closing Date and any settlement date pursuant to Section 3(c) hereof, the Company shall have furnished to the Underwriters such further information, certificates and documents as the Underwriters may reasonably request.

                  (j) At the Execution Time, at the Closing Date and at any settlement date pursuant to Section 3(c) hereof, Deloitte & Touche LLP shall have furnished to the Underwriters a letter or letters, dated such date, regarding the financial statements and other financial information of North Carolina Natural Gas Corporation included or incorporated by reference in the Prospectus. Such letter shall be in substantially the form of the letter from Deloitte & Touche LLP regarding the Company's financial statements pursuant to
Section 6(g) or in such other form and substance satisfactory to the Underwriters.

                  If any of the conditions specified in this Section 6 shall not have fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form substance to the Underwriters and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be cancelled at, or at any time prior to, the Closing Date by the Representative. Notice of cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

                  7. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

                  8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any part of a Registration Statement as originally filed or in any amendment thereof, or in any Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter specifically for use in connection with the preparation thereof, and (ii) such indemnity with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities which are the subject thereof if such person did not receive a copy of the Prospectus (or the Prospectus as supplemented) excluding documents incorporated therein by reference at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in such Preliminary Prospectus was corrected in the Prospectus (or the Prospectus as supplemented). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statements, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page of, and under the heading "Underwriting" in, the prospectus supplement included in any Preliminary Prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Prospectus or the Prospectus, and you, as the Underwriters, confirm that such statements are correct.

                  (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnified party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to appoint counsel satisfactory to such indemnified party to represent the indemnified party in such action; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to appoint counsel to defend such action and approval by the indemnified party of such counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (plus any local counsel), approved by the Underwriters in the case of paragraph (a) of this Section 8, representing the indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

                  (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) of this
Section 8 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company on grounds of policy or otherwise, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Company and one or more of the Underwriters may be subject in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus bears to the public offering price appearing thereon and the Company is responsible for the balance; provided, however, that (y) in no case shall any Underwriter (except as may be provided in any Agreement Among Underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount applicable to the Securities purchased by such Underwriter hereunder and (z) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of the Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statements and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (y) and (z) of this paragraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph
(d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (d).

                  (e) The obligations of the Company under this Section 8 shall be in addition to any liability that the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability that the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company (including any person who, with his consent, is named in the Registration Statements as about to become a director of the Company), to each officer of the Company who has signed the Registration Statements and to each person, if any, who controls the Company within the meaning of the Act.

                  9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this
Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Underwriters shall determine in order that the required changes in the Registration Statements and the Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

                  10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Underwriters, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange or the American Stock Exchange shall have been suspended or limited or minimum or maximum prices shall have been established on either of such Exchanges, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities, (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crises the effect of which on the financial markets is such as to make it, in the judgment of the Representative, impracticable or inadvisable to market the Securities; (iv) the Company shall have failed, refused or been unable, at or prior to the Closing Date, to perform any agreement on its part to be performed hereunder; (v) the occurrence of any material disruption in the settlement or clearing services shall have occurred; or (vi) any other condition of the Underwriters' obligations hereunder is not fulfilled. Any such termination shall be without liability of any party to any other party except that the provisions of Section 7 and Section 8 hereof shall at all times be effective. If you elect to terminate this Agreement as provided in this Section, the Company shall be notified promptly by you by telephone, telex or telecopy, confirmed by letter.

                  11. Representations and Agreements to Survive. The respective agreements, representations, warranties, indemnities and other statements of Company or its officers set forth in or made pursuant to this Agreement and the agreements of the Underwriters contained in Section 8 hereof will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities.

                  12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Underwriters, will be mailed, delivered or transmitted via facsimile and confirmed to the Representative at 4 World Financial Center, New York, New York 10080, Attention: Anthony Leness; or, if sent to Company, will be mailed, delivered or transmitted via facsimile and confirmed to it at 1915 Rexford Road, Charlotte, North Carolina 28211,
Attention: Robert O. Pritchard, Treasurer.

                  13. Successors. This Agreement will inure to the benefit of and binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

                  14. Representation of Underwriters. Any action under this Agreement taken by the Representative will be binding on each Underwriter.

                  15. Applicable Law. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such executed counterparts shall together constitute one and the same Agreement.

                  [Remainder of page intentionally left blank]

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                     Very truly yours,

                                     PIEDMONT NATURAL GAS COMPANY, INC.

                                     By: /s/ Thomas E. Skains
                                         ----------------------------------
                                         Name: Thomas E. Skains
                                         Title: Chairman of the Board, President
                                                     And Chief Executive Officer


foregoing Agreement is
hereby confirmed and
accepted as of the date
first above written.

MERRILL LYNCH, PIERCE, FENNER & SMITH
     INCORPORATED
SUNTRUST CAPITAL MARKETS, INC.
BB&T CAPITAL MARKETS, A DIVISION OF
     SCOTT & STRINGFELLOW, INC.
DAVENPORT & COMPANY LLC
EDWARD D. JONES & CO., L.P.
JANNEY MONTGOMERY SCOTT LLC


BY:      MERRILL LYNCH, PIERCE, FENNER & SMITH
         INCORPORATED

By:      /s/ Anthony V. Leness
         ----------------------------
         Name: Anthony V. Leness
         Title: Managing Director

                                   SCHEDULE I



                                                                                 Number of Shares of Underwritten
Underwriters                                                                        Securities to be Purchased
------------                                                                        --------------------------
Merrill Lynch, Pierce, Fenner &                                                              2,214,000
Smith Incorporated
-----------------------------------
SunTrust Capital Markets, Inc.                                                               1,205,000
-----------------------------------
BB&T Capital Markets, a division
of Scott & Stringfellow, Inc.                                                                 603,000
-----------------------------------
Davenport & Company LLC                                                                       76,000
-----------------------------------
Edward D. Jones & Co., L.P.                                                                   76,000
-----------------------------------
Janney Montgomery Scott LLC                                                                   76,000
-----------------------------------
                                                                               --------------------------

                  Total............................................                          4,250,000
                                                                               ==========================

                                   SCHEDULE II



Manner of Payment: Wire transfer

Type of Funds: Same date funds